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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /	Definitive Proxy Statement
/x/	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
Tab Products Co.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

EXPLANATORY NOTE

    The following are materials either furnished or to be furnished to Tab Products Co. Tax Deferred Savings Plan participants ("Plan Participants"), copies of which are contained in this Schedule 14A filed with the Securities and Exchange Commission: (1) the original white voting instruction card mailed to Plan Participants on September 17, 2001, (2) the email sent to Plan Participants on September 24, 2001, (3) the instruction letter to be mailed to Plan Participants on or about September 25, 2001, and (4) the revised white voting instruction card to be mailed to Plan Participants on or about September 25, 2001.

The original white voting instruction card mailed to Plan Participants on September 17, 2001.

TAB PRODUCTS CO.
Annual Meeting of Stockholders to be held on October 16, 2001
Direction to Trustee of Tab Products Co. Tax Deferred Savings Plan ("401(k) Plan")
Solicited on Behalf of the Board of Directors

To The Charles Schwab Trust Company:

    As a participant in the Tab Products Co. Tax Deferred Savings Plan ("401(k) Plan"), I hereby direct the Trustee to vote the shares of stock allocated to my 401(k) Plan account (the "Shares") at the Annual Meeting of Stockholders of the Company to be held on Tuesday, October 16, 2001, at 10:00 a.m. local time at AmeriSuites, 450 North Milwaukee Avenue, Vernon Hills, Illinois, and at any adjournment thereof, as hereinafter specified upon the Proposals listed below and as more particularly described in the Company's Proxy Statement.

    I understand the Trustee shall vote 1) any Shares for which no directions were received in the same proportion as the Shares for which the Trustee has received voting instructions; 2) any Shares for which voting instruction card is returned unsigned in the same proportion as the Shares for which the Trustee has received voting instructions; 3) any proposal not voted in proportion to the Shares for which voting instructions, with respect to that Proposal, were provided to the Trustee.

    The undersigned hereby acknowledges receipt of: (1) Proxy Statement, and (2) Annual Report of the Company on Form 10-K for the fiscal year ended May 31, 2001.

CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2 AND 3.

1.	Election of the following directors:
	/ /	FOR the nominees listed below (except as marked to the contrary below)	/ /	WITHHOLD AUTHORITY to vote for the nominees listed below
Gary W. Ampulski
Dr. Kathryn S. Hanson
Jeffrey A. Heimbuck
Jerry K. Myers
Hans A. Wolf
(INSTRUCTION: To withhold authority to vote for a nominee, strike a line through the nominee's name.)
2.	To approve the Tab Products Co. 2001 Stock Option Plan.
	/ /	FOR	/ /	AGAINST	/ /	ABSTAIN
3.	To ratify the appointment of Deloitte & Touche LLP as independent accountants of the Company for the fiscal year ending May 31, 2002.
	/ /	FOR	/ /	AGAINST	/ /	ABSTAIN

    PLEASE SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Dated:	, 2001
Signature of Participant:

The email sent to 401(k) Plan Participants on September 24, 2001.

MEMO

To: All TAB Employees

From: Administrative Committee

Re: Revised White Voting Card

Recently a package was mailed to all 401(k) participants who have TAB stock in their plan account. This package included the Company's Fiscal Year 2001 Annual Report, a Letter to Stockholders regarding a proxy contest with Thaddeus Jaroszewicz, the Company's Notice of Annual Meeting and Proxy Statement dated September 17, 2001, a Memo of Instruction on how to vote the shares in your account, and a white Voting Card. Unfortunately, due to a late addition to the number of nominees for election at the Annual Meeting, incomplete white Voting Cards were mailed out. The original white Voting Cards still show the number of Directors to be elected as 5 members. On September 11, the Company announced that its Board had increased to 7 members, and these 7 directors have also been nominated by the Board of Directors for election at the Annual Meeting. Warren G. Lichtenstein and David W. Wright are not listed as nominees on the original white Voting Card, but have been nominated by Tab's Board of Directors, as described in TAB's Proxy Statement.

You should have also received proxy materials, including a blue Voting Card, from Thaddeus Jaroszewicz, for the purpose of allowing you to direct the voting of your Plan Shares at the upcoming Annual Meeting. THIS NOTICE APPLIES ONLY TO THE WHITE VOTING CARD, AND NOT TO THE MATERIALS SENT BY THADDEUS JAROSZEWICZ. IF YOU CHOOSE TO GIVE VOTING INSTRUCTIONS ON THE BLUE VOTING CARD, DISREGARD THIS NOTICE ENTIRELY.

A revised white Voting Card and letter of explanation will be mailed to all plan participants early this week. If you only return the original white Voting Card, your shares will be voted as you instruct for the 5 nominees for director other than Messrs. Lichtenstein and Wright, and on all other proposals. If you wish to give voting instructions on the election of Messrs. Lichtenstein and Wright, you must either write their names on the original white Voting Card or complete the revised white Voting Card which will be mailed shortly. If no instruction is received, your shares will be voted in the same proportion as the Plan shares for which the Trustee received valid instructions. If you have already returned the original white Voting Card, and wish to provide complete instructions, simply vote using the revised white Voting Card (identified by the solid black line down the left hand margin) when you receive it in the mail, sign and date it, and return it in the Business Reply Envelope enclosed with the package.

We regret this inconvenience. If you have any questions, please feel free to contact any member of the Administrative Committee listed below.

Sincerely,

Don Hotz                        Caroline Damask                        Doug Wright

The instruction letter to be mailed to Plan Participants on or about September 25, 2001.

TAB PRODUCTS CO. TAX DEFERRED SAVINGS PLAN

IMPORTANT INFORMATION ON HOW TO GIVE
COMPLETE VOTING INSTRUCTIONS ON YOUR PLAN SHARES!

Dear Tab Products Co. Tax Deferred Savings Plan Participant:

As a participant in the Tab Products Co. Tax Deferred Savings Plan ("401(k) Plan"), you are permitted to direct the trustee on how to vote the shares of stock allocated to your 401(k) Plan account (your "Plan shares") in the upcoming Annual Meeting of the Stockholders of Tab Products Co. You should have received proxy materials, including a white Voting Card, from the Tab Products Co. Board of Directors, for the purpose of allowing you to direct the vote of your Plan shares at the upcoming Annual Meeting.

THE WHITE VOTING CARD YOU PREVIOUSLY RECEIVED IS INCOMPLETE, BECAUSE PROPOSAL ONE INCLUDES ONLY 5 OF THE 7 NOMINEES FOR DIRECTOR NOMINATED BY TAB'S BOARD OF DIRECTORS AND FOR WHICH YOU MAY GIVE INSTRUCTION. As described in Tab's Proxy Statement dated September 17, 2001, Warren G. Lichtenstein and David W. Wright have also been nominated by Tab's Board of Directors, but neither is listed on the original white Voting Card.

You should have also received proxy materials, including a blue Voting Card, from Thaddeus Jaroszewicz, for the purpose of allowing you to direct the voting of your Plan shares at the upcoming Annual Meeting. THIS NOTICE APPLIES ONLY TO THE WHITE VOTING CARD, AND NOT TO THE MATERIALS SENT BY THADDEUS JAROSZEWICZ. IF YOU CHOOSE TO GIVE VOTING INSTRUCTIONS ON THE BLUE VOTING CARD, DISREGARD THIS NOTICE ENTIRELY.

Enclosed is a revised white Voting Card as filed with the Securities and Exchange Commission on September 24, 2001. THE REVISED WHITE VOTING CARD CAN BE IDENTIFIED BY THE SOLID BLACK LINE DOWN THE LEFT HAND MARGIN OF THE CARD.

If you do not instruct the Trustee how to vote your Plan shares, the Trustee will vote your Plan shares in the same proportion as it votes the Plan shares for which voting instructions were provided to the Trustee. Thus, if you do not return a Voting Card, you will be deemed to have instructed the Trustee to vote your Plan shares for and against the Proposals on the card in the same proportion as the Plan shares for which the Trustee receives valid voting instructions. If you only return the original white Voting Card, your Plan shares will be voted as you instruct for the 5 nominees for director other than Messrs. Lichtenstein and Wright, and on all other proposals. If you wish to give instructions on the election of Messrs. Lichtenstein and Wright, you must write their names on the original white Voting Card or complete the enclosed revised white Voting Card. With regard to Messrs. Lichtenstein and Wright, if no instruction is received, your shares will be voted in the same proportion as the Plan shares for which the Trustee receives valid voting instructions. If you return both a revised white Voting Card and the original white Voting Card, the earlier dated white Voting Card will be disregarded by the Trustee, and your shares will be voted in accordance with the instruction on the later white Voting Card.

As a reminder, all voting instructions will be kept absolutely confidential by the Trustee and the independent tabulator; no one at Tab Products Co. will know how you voted.

If you choose to vote a white Voting Card, please mark the enclosed revised white Voting Card, as identified by the solid black line down the left hand margin of the card, date, sign and detach the card and return it to the independent tabulator in the enclosed postage paid envelope.

YOUR VOTING INSTRUCTIONS MUST BE RECEIVED BY 5:00 p.m. (EDT), ON OCTOBER 12, 2001, IN ORDER TO BE COUNTED.

Sincerely,

Administrative Committee
Tab Products Co. Tax Deferred Savings Plan

The revised white voting instruction card to be mailed to Plan Participants on or about September 25, 2001.

[The printed revised white voting instruction card will contain a solid black line on the left hand margin.]

TAB PRODUCTS CO.
Annual Meeting of Stockholders to be held on October 16, 2001
Direction to Trustee of Tab Products Co. Tax Deferred Savings Plan ("401(k) Plan")
Solicited on Behalf of the Board of Directors

To The Charles Schwab Trust Company:

    As a participant in the Tab Products Co. Tax Deferred Savings Plan ("401(k) Plan"), I hereby direct the Trustee to vote the shares of stock allocated to my 401(k) Plan account (the "Shares") at the Annual Meeting of Stockholders of the Company to be held on Tuesday, October 16, 2001, at 10:00 a.m. local time at AmeriSuites, 450 North Milwaukee Avenue, Vernon Hills, Illinois, and at any adjournment thereof, as hereinafter specified upon the Proposals listed below and as more particularly described in the Company's Proxy Statement.

    I understand the Trustee shall vote: (1) any Shares for which no directions were received in the same proportion as the Shares for which the Trustee has received voting instructions; (2) any Shares for which the voting instruction card is returned unsigned in the same proportion as the Shares for which the Trustee receives voting instructions; and (3) any Shares for which directions are not provided with respect to any Proposal in proportion to the Shares for which voting instructions, with respect to that Proposal, are provided to the Trustee.

    The undersigned hereby acknowledges receipt of: (1) Proxy Statement, and (2) Annual Report of the Company on Form 10-K for the fiscal year ended May 31, 2001.

CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2 AND 3.

1.	Election of the following directors:
	/ /	FOR the nominees listed below (except as marked to the contrary below)	/ /	WITHHOLD AUTHORITY to vote for the nominees listed below
(INSTRUCTION: To withhold authority to vote for a nominee, strike a line through the nominee's name.)
Gary W. Ampulski Dr. Kathryn S. Hanson Jeffrey A. Heimbuck Warren G. Lichtenstein Jerry K. Myers Hans A. Wolf David W. Wright
2.	To approve the Tab Products Co. 2001 Stock Option Plan.
	/ /	FOR	/ /	AGAINST	/ /	ABSTAIN
3.	To ratify the appointment of Deloitte & Touche LLP as independent accountants of the Company for the fiscal year ending May 31, 2002.
	/ /	FOR	/ /	AGAINST	/ /	ABSTAIN

PLEASE SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Dated:	, 2001
Signature of Participant:

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TAB PRODUCTS CO. TAX DEFERRED SAVINGS PLAN IMPORTANT INFORMATION ON HOW TO GIVE COMPLETE VOTING INSTRUCTIONS ON YOUR PLAN SHARES!